UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 25, 2009
Citizens Republic Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

001-33063	38-2378932

(Commission File Number)	(IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan	48502

(Address of Principal Executive Offices)	(Zip Code)
(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 25, 2009, Citizens Republic Bancorp, Inc. (the “Corporation”) issued a press release announcing that it has determined the final exchange ratios in connection with its previously announced offers to issue shares of its common stock in exchange for its outstanding 5.75% Subordinated Notes due 2013 and its outstanding 7.50% Enhanced Trust Preferred Securities of Citizens Funding Trust I (the “Exchange Offers”). The Exchange Offers expire at 11:59 p.m., New York City time, on September 25, 2009.
A copy of the Company’s press release announcing the exchange ratios is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is also being filed herewith in accordance with Rule 425 under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
Exhibit 99.1	Press Release, dated September 25, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS REPUBLIC BANCORP, INC.
By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its: General Counsel and Secretary

Date: September 25, 2009

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release, dated September 25, 2009.